Hippo Unveils Go-Forward Strategy and 2028 Financial Targets at 2025 Investor Day • Introduces 2028 financial targets of gross written premium greater than $2 billion, adjusted net income greater than $125 million, and adjusted ROE greater than 18% • Announces a strategic partnership with The Baldwin Group’s subsidiary, Westwood Insurance Agency to significantly expand the reach of Hippo’s New Homes business • Details strategic framework designed to deliver attractive returns through a diversified portfolio of risk anchored in core home offering San Jose, Calif., June 12, 2025 – Hippo (NYSE: HIPO), the insurance group focused on proactive protection, is hosting its 2025 Investor Day today in New York City beginning at 9:00 a.m. ET. At the event, the Hippo leadership team will update the company’s three-year roadmap and announce the details of a strategic partnership with The Baldwin Group (NASDAQ: BWIN). The event will be webcast live at https://hippo-investor-day-june-2025.open- exchange.net/welcome. “We have built a stronger, more resilient business that holds up across market cycles, leveraging diversified exposure through risk participation with leading MGAs and other lines of business,” said Rick McCathron, President and CEO of Hippo. “Building on this momentum, we are confident our strategy will unlock sustainable, profitable growth, managed with discipline, that delivers long-term value for our shareholders.” McCathron continued, “Since our 2022 Investor Day, we have exceeded our financial targets and evolved from a monoline homeowners insurance carrier with some fronting fee revenue into a scalable, best-in-class hybrid fronting platform.” Strategy Building Blocks At today’s event, Hippo will detail how the building blocks behind its strategy will drive significant value creation for its shareholders, including how the company is: • Diversifying its premium mix across personal and commercial lines and the insurance value chain through Spinnaker, its integrated hybrid fronting platform; • Capitalizing on the secular growth in the home insurance market through the Hippo Homeowners Insurance Program (HHIP), Spinnaker’s anchor tenant MGA that offers a differentiated, tech-forward customer experience; and • Harnessing its increasingly multi-line portfolio and risk management capabilities to modulate the degree and nature of risk participation levels across business lines to respond to market cycles. 2028 Financial Targets: The company is also introducing 2028 financial targets of:

• Gross written premium of greater than $2 billion • Adjusted net income of greater than $125 million • Adjusted return on equity of greater than 18% Strategic Partnership with The Baldwin Group On June 11, 2025, Hippo entered into an agreement with The Baldwin Group to form a strategic partnership. Under the terms of the agreement: • Hippo will distribute its new construction homeowners product through Baldwin’s subsidiary, Westwood Insurance Agency’s industry-leading homebuilder network. This will allow Hippo to accelerate the growth of its New Homes business by accessing three times as many new construction homebuyers. • Baldwin will purchase Hippo’s existing homebuilder distribution network for $100 million. • Hippo’s hybrid fronting platform, Spinnaker, will build upon its decade-long support of Baldwin’s MSI Renters and MSI Homeowners programs by providing capacity to a broader range of Baldwin’s MGA programs. Rick McCathron, President and Chief Executive Officer of Hippo, remarked, “This long-term agreement allows us to focus on what we do best—risk identification and selection, while providing an opportunity to accelerate the growth of our new homes business through Westwood’s industry-leading homebuilder network. We [Spinnaker] are also excited to build on our decade-long support of Baldwin’s MSI Renters and MSI Homeowners programs, as we provide capacity to a broader range of Baldwin’s MGA programs.” “We've developed a strong relationship with the Spinnaker team at Hippo over the past decade and are excited to expand that partnership to include additional programs,” said Jim Roche, President, The Baldwin Group and CEO, Underwriting, Capacity, and Technology Operations. “The addition of Hippo’s builder product will give Westwood even more capacity to support its builder clients in an otherwise challenging insurance market. This collaboration aligns with Westwood’s goal to ensure that obtaining insurance is the easiest part of buying a home.” At Hippo’s Investor Day, McCathron will be joined by Jim Roche to share more details about the strategic partnership between the companies. Full details of the partnership will be published on a form 8-K with the United States Securities and Exchange Commission. A live webcast and accompanying materials will be available at investors.hippo.com.

Information about Key Operating Metrics/Non-GAAP Financial Measures In this press release we use certain Non-GAAP financial measures, such as Adjusted Net Income and Adjusted Return on Equity. These Non-GAAP financial measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of these Non-GAAP financial measures to their most directly comparable GAAP counterparts is included in the investor day materials available at investors.hippo.com. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Hippo. We define adjusted net income (loss) as net income (loss) attributable to Hippo excluding the impact of certain items that may not be indicative of underlying business trends, operating results, or future outlook, net of tax impact. We calculate the tax impact only on adjustments which would be included in calculating our income tax expense using the estimated tax rate at which the company received a deduction for these adjustments. We use adjusted net income (loss) as an internal performance measure in the management of our operations because we believe it gives our management and financial statement users useful insight into our results of operations and our underlying business performance. Adjusted net income (loss) does not reflect the overall profitability of our business and should not be viewed as a substitute for net income (loss) attributable to Hippo calculated in accordance with GAAP. Other companies may define adjusted net income (loss) differently. We define Adjusted Return on Equity as adjusted net income (loss) expressed on an annualized basis as a percentage of average beginning and ending Hippo stockholders’ equity during the period. We use annualized adjusted return on equity as an internal performance measure in the management of our operations because we believe it gives our management and financial statement users useful insight into our results of operations and our underlying business performance. Annualized adjusted return on equity should not be viewed as a substitute for return on equity calculated using unadjusted GAAP numbers, and other companies may define adjusted return on equity differently. Forward-looking statements safe harbor Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, our cost reduction efforts, the quality of our products and services, and the potential growth of our business. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo’s brand and brand reputation; denial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at current coverage, limits or pricing; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendors; risks related to our intellectual property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; continued disruptions from the COVID-19 pandemic; any overall decline in economic activity; regulators’ identification of errors in the policy forms we use, the rates we charge, and our customer communications including, but not limited to, cancellations, non-renewals and reinstatements through market conducts, complaints, or other inquiries; the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally; and other risks set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hippo’s expectations, plans, or forecasts of future events and views as of the date of this press release. Hippo anticipates that subsequent events and developments will cause Hippo’s assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. About Hippo

Hippo is a technology-enabled insurance group that leverages Spinnaker, its hybrid fronting carrier, to diversify risk across both personal and commercial lines. Through the Hippo Homeowners Insurance Program, the company applies deep industry expertise and strong underwriting capabilities to deliver tailored, proactive coverage for homeowners. With a flexible portfolio and a disciplined risk management approach, Hippo is well-positioned to adapt to changing market conditions and capitalize on market cycles. Hippo Holdings Inc. subsidiaries include Hippo Insurance Services, Spinnaker Insurance Company, Spinnaker Specialty Insurance Company, and Wingsail Insurance Company. Hippo Insurance Services is a licensed property casualty insurance agent with products underwritten by various affiliated and unaffiliated insurance companies. For more information, please visit http://www.hippo.com. About Westwood Insurance Agency Established in 1952, Westwood Insurance Agency LLC is a leading, full-service personal lines agency specializing in builder-sourced homeowners insurance and an indirect subsidiary of The Baldwin Group, the brand name for The Baldwin Insurance Group, Inc. (“Baldwin”) (NASDAQ: BWIN). Licensed in all 50 states, Westwood has served more than one million homeowners through relationships with leading U.S. homebuilders and top insurance companies. Westwood’s unique platform facilitates seamless home closings by connecting builders, carriers, lenders and homebuyers with click-to-bind technology. For more information, please visit www.westwoodinsurance.com. About MSI MSI, the brand name for Millennial Specialty Insurance, LLC, is one of the largest independent managing general agencies (MGAs) in the United States and an indirect subsidiary of The Baldwin Group, the brand name for The Baldwin Insurance Group, Inc. (“Baldwin”) (NASDAQ: BWIN). Offering more than 20 insurance products and solutions across personal, commercial, and professional lines, MSI thrives on solving challenges, delivering responsive service, and providing an easy insurance experience to its distribution partners and more than 1.5 million customers. Combining deep underwriting expertise with (re)insurer risk capacity, MSI creates specialized insurance solutions that empower our distribution partners to meet customers’ unique needs. MSI is committed to delivering exceptional service and rapid resolutions to customers throughout the policy lifecycle and to building insurance better. Founded in 2015, MSI joined The Baldwin Group in 2019. For more information, please visit www.msimga.com.

About The Baldwin Group The Baldwin Group, the brand name for The Baldwin Insurance Group, Inc. (NASDAQ: BWIN) and its affiliates, is an independent insurance distribution firm providing indispensable expertise and insights that strive to give our clients the confidence to pursue their purpose, passion, and dreams. As a team of dedicated entrepreneurs and insurance professionals, we have come together to help protect the possible for our clients. We do this by delivering bespoke client solutions, services, and innovation through our comprehensive and tailored approach to risk management, insurance, and employee benefits. We support our clients, colleagues, insurance company partners, and communities through the deployment of vanguard resources and capital to drive our organic and inorganic growth. The Baldwin Group proudly represents more than three million clients across the United States and internationally. For more information, please visit www.baldwin.com. Contacts Investors: Sammy Ng investors@hippo.com Media: Mark Olson press@hippo.com